                                                                 EXHIBIT a(1)(c)

                                 AMENDMENT NO. 2
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM ADVISOR FUNDS

                  This Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust of AIM Advisor Funds (this "Amendment") amends, effective as of May 14, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Advisor Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 14, 2003.

                                    By: /s/ Robert H. Graham
                                        -----------------------------------
                                        Name: Robert H. Graham
                                        Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM ADVISOR FUNDS

                                   "SCHEDULE A

                                AIM ADVISOR FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

            PORTFOLIO                        CLASSES OF EACH PORTFOLIO
            ---------                        -------------------------
AIM International Core Equity Fund            Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares

AIM Real Estate Fund                          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Investor Class Shares"